UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2005


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Federally chartered
         instrumentality of
         the United States                0-17440            52-1578738
  (State or other jurisdiction of       (Commission       (I.R.S. Employer
   incorporation or organization)       File Number)     Identification No.)



  1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.          20036
 -------------------------------------------------------------     ------------
           (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure.

     On July 29, 2005, Farmer Mac and National Rural Utilities Cooperative Finance Corporation (CFC) issued a press release to announce the sale by CFC and purchase by Farmer Mac of $500 million of three-year CFC secured notes. A copy of the press release is attached to this report as Exhibit 99.



Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

            99. Press Release dated July 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:  Jerome G. Oslick
                                        Title: Vice President - General Counsel




Dated:      July 29, 2005

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated July 29, 2005          5